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                                                                   EXHIBIT 10.20

                             AMENDMENT TO AGREEMENTS

         THIS AMENDMENT TO AGREEMENTS dated as of February 8th 1999 by and between Fleet National Bank, a national banking association having an office located at 69 State Street, Albany, New York 12207 (the "Bank"), ALBANY MOLECULAR RESEARCH, INC., a New York corporation with a business address at 21 Corporate Circle, Albany, New York 12203 (the "Borrower").

                                    RECITALS:

         WHEREAS by a Loan Agreement dated as of the 29th day of June, 1998 (the "Loan Agreement") the Bank and the Borrower entered into agreement whereby the Bank extended a revolving line of credit loan (the "revolver") to Borrower in the amount of Fifteen Million and no/100 Dollars ($15,000,000.00);

         WHEREAS the Loan Agreement provided that upon expiration of the Revolver the then outstanding principal balance thereof would convert to a term loan (the "Term Loan");

         WHEREAS the obligations of the Revolver and Term Loan set forth in the Loan Agreement were evidenced by a Revolving Line of Credit Note dated as of the 29th day of June, 1998, (the Revolving Line of Credit Note as shall hereinafter be the "Note") from Borrower to Bank in the maximum principal amount of Fifteen Million and no/100 Dollars ($15,000,000.00);

         WHEREAS the obligations of Borrower to the Bank were secured by a Security Agreement dated as of the 29th day of June, 1998 (the "Security Agreement");

         WHEREAS the Loan Agreement, Note, Security Agreement and all other documents executed by the Borrower in connection with the Revolver and Term Loan are collectively referred to hereinafter as the "Loan Documents";

         WHEREAS the Borrower has requested and Bank has agreed to increase the maximum amount that may be outstanding under the Revolver or the Term Loan from Fifteen Million and no/100 Dollars ($15,000,000.00) to Twenty-Five Million and no/100 Dollars ($25,000,000.00), provided the Borrower agrees to all the terms herein;

         NOW, THEREFORE, in consideration of the foregoing recitals and the promises and mutual covenants hereinafter set forth, the parties hereto agree as follows:

         1. The terms and conditions of the Loan Documents are hereby modified to reflect the following amendments and modifications:




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                  (a) The maximum amount that may outstanding under the Revolver and/or Term Loan is increased by Ten Million and no/100 Dollars ($10,000,000.00) from fifteen Million and no/Dollars ($15,000,000.00) to twenty-five Million and no/100 Dollars ($25,000,000.00);

                  (b) The term "Public Offering" shall mean the sale of shares of the Borrower's common stock or the Borrower's affiliate, Albany Molecular Research, Inc., a Delaware corporation's common stock pursuant to a registration statement which has become effective under the Securities Exchange Acts of 1933 or 1934, as amended, and the rules and regulations promulgated by the Securities and Exchange Commission thereunder;

                  (c) In the event: (i) the Borrower or the Borrower's affiliate, Albany Molecular Research, Inc., a Delaware corporation, completes a Public Offering, and (ii) the Borrower (in the Bank's reasonable judgement) has used the increase in the principal amount of the Revolver and/or Term Loan agreed to in subparagraph (a) herein to payoff obligations between the Borrower and Harold M. Armstrong, Jr., THEN the Bank shall have the right, at any time thereafter, to require the maximum amount which may be outstanding under the Revolver and/or Term Loan be permanently reduced to Fifteen Million and no/100 ($15,000,000.00), and within sixty (60) days after the Bank provides the Borrower written notice of such election the Borrower shall be immediately required to make such payments, if any, as may be required to reduce the outstanding principal balance of Revolver and/or Term Loan to Fifteen Million and no/100 Dollars ($15,000,000.00);

                  (d) If during the Permanent Term (as such is defined in the Note): (i) the Borrower or the Borrower's affiliate, Albany Molecular Research, Inc., a Delaware corporation, completes a Public Offering, (ii) the Borrower (in the Bank's reasonable judgement) has used the increase in the principal amount of the Revolver and/or Term Loan agreed to in subparagraph (a) herein to payoff obligations between the Borrower and Harold M. Armstrong, Jr., and (iii) the Bank provides the Borrower sixty (60) days written notice of its election to require the Borrower to reduce the principal amount outstanding under the Term Loan to Fifteen Million and no/Dollars (15,000,000.00), then the Borrower shall be immediately required to make such payments, if any, as may be required to reduce the outstanding principal balance of Term Loan to Fifteen Million and no/100 Dollars; ($15,000,000.00) and, repayment of the remaining principal balance due under the Term Loan shall be made by the Borrower in: (1) equal monthly installments of principal which shall be calculated so that the remaining principal balance shall be fully amortized over the then remaining time left in the Permanent Term, and (2) monthly payments of accrued interest;

                  (e) Borrower has reviewed the "Year 2000 Risk" (that is the risk that computer applications used by Borrower and/or its suppliers, vendors and customer may be unable to recognize and perform without error date-sensitive functions involving certain dates prior to and any date after December 31, 1999) and represents that it is taking such action as may be necessary to ensure that the Year 2000 Risk will not adversely affect its business operations and/or financial condition;



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                  (f) If the Borrower, and the Borrower's affiliate, Albany
Molecular Research, Inc., a Delaware corporation, agree to maintain all of their depository relationships at the Bank until the Maturity Date (as such is defined in the Note), for security purposes, then the Borrower shall no longer be required to maintain a compensation balance with the Bank as provided in Section
5.16 of the Loan Agreement.

         2. The Borrower reaffirms and ratified each and every covenant and agreement set forth in each of the Loan Documents and agrees to comply and observe each of them.

         3. By entering into this agreement, the Bank in no way waives any rights it may have against the Borrower pursuant to the Loan Documents except as the same have been expressly modified hereby.

         4. All terms, provisions, covenants, representations, warranties, agreements and conditions contained in the Loan Documents shall remain in full force and effect except as expressly provided and amended hereby.

         5. The Borrower hereby warrants and covenants to the Bank that as of the date of this Agreement, there are no disputes, offsets, claims or counterclaims of any kind or nature whatsoever under the Loan Documents or the obligations represented or evidenced thereby.

         IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first above written.

                                            FLEET NATIONAL BANK


                                            By:  /s/ James M. Marini
                                                 ------------------------------
                                                 Name: James M. Marini
                                                 Title: Vice President



                                            ALBANY MOLECULAR RESEARCH, INC.


                                            By:  /s/ Thomas E. D'Ambra
                                                 ------------------------------
                                                 Name: Thomas E. D'Ambra
                                                 Title: Chief Executive Officer


                        Acknowledgments on Following Page


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STATE OF NEW YORK          )
                           ) ss:
COUNTY OF ALBANY           )

         On February 12, 1999, before me personally came James M. Marini, to me known, who being by me duly sworn, did depose and say that he is a Vice President of Fleet National Bank, the entity described in the foregoing instrument, and acknowledged that he executed the same by order of the Board of Directors of such entity.



                                                 /s/ Theresa Jorgensen
                                                 ------------------------------
                                                 Notary Public



STATE OF NEW YORK          )
                           ) ss:
COUNTY OF ALBANY           )

         On February 8, 1999, before me personally came Thomas E. D'Ambra, to me known, who being by me duly sworn, did depose and say that he is the Chief Executive Officer of Albany Molecular Research, Inc., the corporation described in the foregoing instrument, and acknowledged that he executed the same by power of the Board of Directors of such corporation.



                                                 /s/ Joan A. Lupo
                                                 ------------------------------
                                                 Notary Public


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